Greenstone Acquisition (Tables)	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Disclosure of detailed information about business combination
The total purchase price, consisting of the acquisition-date fair value of total consideration transferred and the Company’s previously held interest in Greenstone immediately prior to the acquisition date, is as follows:

	Preliminary	Adjustment(3)	Final
Cash consideration	$705,037	$—	$705,037
Deferred cash consideration(1)	38,254	—	38,254
Share consideration(2)	217,640	—	217,640
Total consideration transferred	960,931	—	960,931
Fair value of previously held 60% interest in Greenstone(3)	1,645,914	72,153	1,718,067
Total purchase price	$2,606,845	$72,153	$2,678,998
(1)    As part of the consideration for the Greenstone Acquisition, the Company issued a non-interest-bearing promissory note to Orion with a principal amount of $40.0 million (the “Orion Note”) and maturity date of December 31, 2024. The acquisition-date fair value of the Orion Note of $38.3 million was calculated as the present value of the future cash flows discounted using a market rate of interest for similar instruments. The Orion Note was paid in full on December 30, 2024.
(2)    The fair value of the 42.0 million common shares issued to Orion was determined based on the Company’s quoted common share price of C$7.09 per share on the acquisition date.
(3)    The fair value of the Company’s previously held 60% interest in Greenstone was measured on a provisional basis at the acquisition date, pending completion of the valuation process which was finalized at December 31, 2024.
The following table summarizes the acquisition-date fair values and recognized amounts of the assets acquired and liabilities assumed as of the acquisition date, certain of which were measured on a provisional basis at the acquisition date and finalized at December 31, 2024.

Assets (liabilities)	Preliminary	Adjustment(4)	Final
Cash and cash equivalents	$2,361	$—	$2,361
Receivables	7,379	—	7,379
Inventories	42,146	5,524	47,670
Restricted cash	15,716	—	15,716
Mineral properties, plant and equipment	3,685,753	(55,498)	3,630,255
Other assets	8,954	—	8,954
Accounts payable and accrued liabilities	(98,930)	—	(98,930)
Deferred revenue(1)	(138,167)	1,122	(137,045)
Reclamation and closure cost provision	(29,227)	(3,507)	(32,734)
Deferred income tax liabilities	(725,619)	125,157	(600,462)
Other liabilities(2)	(163,521)	(645)	(164,166)
Fair value of net assets acquired(3)	$2,606,845	$72,153	$2,678,998
(1)    The deferred revenue assumed on acquisition relates to the Stream Arrangement that Orion previously entered into with a third party (note 14(a)).
(2)    Other liabilities include a contingent consideration derivative liability from a prior acquisition (the “Greenstone Contingent Consideration”) (note 16(b)(iii)), an equipment financing facility (the “Equipment Facility”) (note 17(a)), and lease liabilities.
(3)    The total fair value of net assets acquired includes the Company’s share of assets and liabilities of Greenstone immediately before the business combination.
(4) The fair values of inventories, mineral properties, plant and equipment, deferred revenue, reclamation and closure cost provision, deferred income tax liabilities and the Greenstone Contingent Consideration were measured on a provisional basis at the acquisition date, pending completion of the valuation process which was finalized at December 31, 2024.